SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 17, 1999

MERRILL  LYNCH  MORTGAGE  INVESTORS  INC,  (as  depositor  under the Pooling and
Servicing  Agreement,   dated December 1, 1998,  which will  issue  the Mortgage
Pass-Through Certificates, Series 1998-C3).


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-38073-06                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 1998-C3 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 1998 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, GE Capital Loan Services, Inc., as master servicer, GE Capital Realty Group, Inc., as special servicer, and The Chase Manhattan Bank, as trustee. On November 17, 1999 distribution was made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 17, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    November 23, 1999           By:  /s/ Thomas J. Provenzano
                                        Thomas J. Provenzano
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         November 17, 1999.

                         EXHIBIT 99.1

            Monthly Certificateholder Statement on November 17, 1999

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                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                                   SERIES 1998-C3
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                        BOND PAYMENT SUMMARY
DIST DATE:          11/17/99                                                                                         PAGE #      1
RECORD DATE:        10/29/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COLLATERAL
                ORIGINAL        BEGINNING                                              SUPPORT                       ENDING
                CERTIFICATE     CERTIFICATE    PRINCIPAL      INTEREST      PREPAYMENT DEFICIT           TOTAL       CERTIFICATE
CLASS CUSIP#    BALANCE         BALANCE        DISTRIBUTION   DISTRIBUTION  PENALTIES  ALLOCATION/    DISTRIBUTION   BALANCE
                                                                            (PP/YMC)   (REIMB)
-----------------------------------------------------------------------------------------------------------------------------------
A-1 589929SW9 129,870,000.00  123,237,131.16   620,854.79    580,241.49       0.00        0.00       1,201,096.28    122,616,276.37
A-2 589929SX7  75,490,000.00   75,490,000.00         0.00    369,271.92       0.00        0.00         369,271.92     75,490,000.00
A-3 589929SY5 243,122,000.00  243,122,000.00         0.00  1,191,297.80       0.00        0.00       1,191,297.80    243,122,000.00
B   589929SZ2  33,516,000.00   33,516,000.00         0.00    174,747.19       0.00        0.00         174,747.19     33,516,000.00
C   589929TA6  35,112,000.00   35,112,000.00         0.00    194,187.29       0.00        0.00         194,187.29     35,112,000.00
D   589929TB4  38,305,000.00   38,305,000.00         0.00    229,083.46       0.00        0.00         229,083.46     38,305,000.00
E   589929TC2   7,980,000.00    7,980,000.00         0.00     47,724.47       0.00        0.00          47,724.47      7,980,000.00
F   589929SR0  35,113,000.00   35,113,000.00         0.00    175,565.00       0.00        0.00         175,565.00     35,113,000.00
G   589929SS8   4,788,000.00    4,788,000.00         0.00     23,940.00       0.00        0.00          23,940.00      4,788,000.00
H   589929ST6  14,364,000.00   14,364,000.00         0.00     71,820.00       0.00        0.00          71,820.00     14,364,000.00
J   589929SU3   3,192,000.00    3,192,000.00         0.00     15,960.00       0.00        0.00          15,960.00      3,192,000.00
K   589929SV1  17,556,605.00   17,556,605.00         0.00     87,750.82       0.00        0.00          87,750.82     17,556,605.00
L   N/A                  N/A             N/A          N/A          0.00        N/A         N/A               0.00               N/A
R-1 N/A                  N/A             N/A          N/A          0.00        N/A         N/A               0.00               N/A
R-2 N/A                  N/A             N/A          N/A          0.00        N/A         N/A               0.00               N/A
R-3 N/A                  N/A             N/A          N/A          0.00        N/A         N/A               0.00               N/A

----------------------------------------------------------------------------------------------------------------------------------
TOTAL         638,408,605.00  631,775,736.16   620,854.79  3,161,589.44        0.00       0.00       3,782,444.23    631,154,881.37
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING         INTEREST       PREPAYMENT     TOTAL             ENDING
CLASS CUSIP#    NOTIONAL        NOTIONAL          DISTRIBUTON    PENALTIES      DISTRIBUTION      NOTIONAL
                AMOUNT          AMOUNT                           (PP/YMC)                         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
IO 589929TD0  638,408,605.00  631,775,736.16      616,719.80         0.00       616,719.80     631,154,881.37
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000

                                                      END
                   PRINCIPAL       INTEREST           PRINCIPAL        PASS-THROUGH
CLASS  CUSIP#      DISTRIBUTION    DISTRIBUTION       BALANCE          RATE
------------------------------------------------------------------------------------
A-1   589929SW9     4.78058666      4.46786394       944.14627220      5.65000000%
A-2   589929SX7     0.00000000      4.89166671     1,000.00000000      5.87000000%
A-3   589929SY5     0.00000000      4.90000000     1,000.00000000      5.88000000%
IO    589929TD0         N/A         0.96602677       988.63780411      1.17140264%
B     589929SZ2     0.00000000      5.21384384     1,000.00000000      6.25661264%
C     589929TA6     0.00000000      5.53051065     1,000.00000000      6.63661264%
D     589929TB4     0.00000000      5.98051064     1,000.00000000      7.17661264%
E     589929TC2     0.00000000      5.98051003     1,000.00000000      7.17661264%
F     589929SR0     0.00000000      5.00000000     1,000.00000000      6.00000000%
G     589929SS8     0.00000000      5.00000000     1,000.00000000      6.00000000%
H     589929ST6     0.00000000      5.00000000     1,000.00000000      6.00000000%
J     589929SU3     0.00000000      5.00000000     1,000.00000000      6.00000000%
K     589929SV1     0.00000000      4.99816565     1,000.00000000      6.00000000%

L          N/A          N/A            N/A                N/A             N/A
R-1        N/A          N/A            N/A                N/A             N/A
R-2        N/A          N/A            N/A                N/A             N/A
R-3        N/A          N/A            N/A                N/A             N/A
------------------------------------------------------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                TOM PROVENZANO
                           THE CHASE MANHATTAN BANK
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3246
                     ---------------------------------------

                       GE CAPITAL LOAN SERVICES, INC.
                               MASTER SERVICER                                     (C)1998, CHASE MANHATTAN BANK

-----------------------------------------------------------------------------------------------------------------------------------
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                                   SERIES 1998-C3
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                        BOND PAYMENT SUMMARY

   DIST DATE:            11/17/99                                                                                     PAGE #    2
   RECORD DATE:          10/29/99



SEC 4.02  (B)(v)         Available Distribution Amount                                                                4,399,164.03

SEC 4.02  (B)(vi)        Current P&I Advances                                                                            97,373.51

SEC 4.02  (a)(iv)        Current Servicing Advances                                                                           0.00

SEC 4.02  (B)(vii)       Aggregate Unpaid Principal Balance                                                         631,170,365.50

SEC 4.02  (B)(viii)      Aggregate Stated Principal Balance                                                         631,154,881.96

                         Delinquencies
                           -----------------------------------------------------------------------------
                                              Number of Loans          Unpaid Balance     Stated Balance
                           -----------------------------------------------------------------------------
                            1 Period Late              0                       0.00                 0.00
                            2 Periods Late             0                       0.00                 0.00
                            3 Periods Late             1               1,671,649.74         1,666,280.63
                            Foreclosed                 0                       0.00                 0.00
                            Specially Serviced         0                       0.00                 0.00
                           ------------------------------------------------------------------------------

SEC 4.02  (B)(xii)       Principal Balance for REO Loan and REO Data
                           -----------------------------------------------------------------------------
                             Loan Number          Date           Balance        Book Value
                           -----------------------------------------------------------------------------


                           -----------------------------------------------------------------------------


SEC 4.02  (B)(xiv)       REO Proceeds from Final Recovery Determination Data
                           -----------------------------------------------------------------------------
                                        Loan Number              Proceeds
                           -----------------------------------------------------------------------------

                           -----------------------------------------------------------------------------


SEC 4.02  (B)(xvii)      Principal Distribution Amount                                                                  620,854.79

SEC 4.02  (B)(xix)       Realized Losses
                           -----------------------------------------------------------------------------
                             Classes               Loss Amount    Cumulative Loss Amount
                           -----------------------------------------------------------------------------
                              A-1                       0.00              0.00
                              A-2                       0.00              0.00
                              A-3                       0.00              0.00
                              B                         0.00              0.00
                              C                         0.00              0.00
                              D                         0.00              0.00
                              E                         0.00              0.00
                              F                         0.00              0.00
                              G                         0.00              0.00
                              H                         0.00              0.00
                              J                         0.00              0.00
                              K                         0.00              0.00
                           -----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                                   SERIES 1998-C3
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                        BOND PAYMENT SUMMARY

   DIST DATE:            11/17/99                                                                            PAGE #    2 Cont'd
   RECORD DATE:          10/29/99



SEC 4.02  (B)(xxii)      Interest on P&I Advances                                                                            32.26

SEC 4.02  (B)(xxiii)     Interest on Servicing Advances                                                                       0.00

SEC 4.02  (B)(xxv)       Master Servicing Fee                                                                            57,995.04

                         Special Servicing Fee                                                                                0.00

Subordinate Percentages
                           -----------------------------------------------------------------------------
                             Class                 Original            Current
                           -----------------------------------------------------------------------------
                              Senior                29.7500%          30.0623%
                              B                     24.5001%          24.7573%
                              C                     19.0002%          19.1996%
                              D                     13.0001%          13.1366%
                              E                     11.7501%          11.8735%
                              F                      6.2500%           6.3156%
                              G                      5.5000%           5.5578%
                              H                      3.2501%           3.2842%
                              J                      2.7501%           2.7789%
                           -----------------------------------------------------------------------------



                           -------------------------------------------------------------------------------
Ratings                                   STANDARD & POORS                     MOODY'S
                           -------------------------------------------------------------------------------
                              Class       Original           Current           Original           Current
                           -------------------------------------------------------------------------------
                              A-1         AAA                AAA               Aaa                Aaa
                              A-2         AAA                AAA               Aaa                Aaa
                              A-3         AAA                AAA               Aaa                Aaa
                              B           AA                 AA                Aa2                Aa2
                              C           A                  A                 A2                 A2
                              D           BBB                BBB               Baa2               Baa2
                              E           BBB-               BBB-              Baa3               Baa3
                              IO          AAAr               AAAr              Aaa                Aaa
                           -------------------------------------------------------------------------------

                       GE CAPITAL LOAN SERVICES, INC.
                               MASTER SERVICER                                     (C)1998, CHASE MANHATTAN BANK
